UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported) – September 26, 2016

EXTENDED STAY AMERICA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36190	46-3140312
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

ESH HOSPITALITY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36191	27-3559821
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

11525 N. Community House Road, Suite 100 Charlotte, North Carolina	28277
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code (980) 345-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 26, 2016, Kevin Dinnie resigned from the Board of Directors (the “Board”) of ESH Hospitality, Inc. (the “Company”), effective September 27, 2016. On September 27, 2016, the Board elected Rob Harper to the Board to fill the vacancy created by Mr. Dinnie’s resignation.

Item 5.02(b): Resignation of Kevin Dinnie as Board Member

On September 26, 2016, Mr. Dinnie resigned from the Board, effective September 27, 2016.

In connection with the Company’s initial public offering, Extended Stay America, Inc., the Company and certain Sponsor Shareholders entered into a Stockholders’ Agreement, dated November 18, 2013 (the “Stockholders Agreement”). Pursuant to the Stockholders Agreement, the Blackstone Shareholders (as defined in the Stockholders Agreement) have the right, provided they meet certain ownership conditions, to designate a candidate for election to the Company’s Board. The Blackstone Shareholders exercised their right to designate a nominee for election to the Company’s Board and designated Mr. Dinnie. The preceding description of the terms of the Stockholders Agreement is qualified in its entirety by reference to the Stockholders Agreement filed as Exhibit 4.1 to the Company’s Form 8-K filed with the Securities and Exchange Commission on November 18, 2013.

Item 5.02(d): Election of Rob Harper as Board Member

On September 27, 2016, the Board elected Mr. Harper to the Board to fill the vacancy created by Mr. Dinnie’s resignation. Mr. Harper was also elected to serve on the Board’s Compensation Committee.

The Blackstone Shareholders have designated Mr. Harper to fill the vacancy created by Mr. Dinnie’s resignation pursuant to the Stockholders Agreement, as described above, and the Board, pursuant to the Company’s Amended and Restated Certificate of Incorporation, dated November 6, 2013, has elected Mr. Harper to the Board effective upon Mr. Dinnie’s resignation. There are no other arrangements or understandings between Mr. Harper and any other person pursuant to which Mr. Harper was appointed as a board member of the Company’s Board.

Mr. Harper will not receive any compensation in connection with his service on the Board. The Company and Mr. Harper will enter into the Company’s standard form of indemnification agreement for directors and officers, a copy of which was previously filed as Exhibit 10.27 to the Company’s Registration Statement on Form S-1 (File No. 333-190052), and is incorporated herein by reference. Mr. Harper has not entered into any transactions with the Company that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each of the Registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXTENDED STAY AMERICA, INC.

Date: September 27, 2016	By:	/s/ John R. Dent

Name: John R. Dent
Title: General Counsel

ESH HOSPITALITY, INC.

Date: September 27, 2016	By:	/s/ John R. Dent

Name: John R. Dent
Title: General Counsel